PREFERRED STOCK	12 Months Ended
Sep. 30, 2012
PREFERRED STOCK.
PREFERRED STOCK

14.               PREFERRED STOCK

On January 16, 2009, as part of the U.S. Department of Treasury’s Capital Purchase Program, the Company issued 32,538 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, $1,000 per share liquidation preference (the “Preferred Stock”), and a warrant to purchase up to 778,421 shares of the Company’s common stock for a period of ten years at an exercise price of $6.27 per share (the “Warrant”) in exchange for $32.5 million in cash from the U.S. Department of Treasury.  The proceeds, net of issuance costs consisting primarily of legal fees, were allocated between the Preferred Stock and the Warrant on a pro rata basis, based upon the estimated market values of the Preferred Stock and the Warrant.  As a result, $2.2 million of the proceeds were allocated to the Warrant, which increased additional paid-in capital from common stock.  The amount allocated to the Warrant is considered a discount on the Preferred Stock and has been amortized using the level yield method over a five-year period through a charge to retained earnings.  Such amortization does not reduce net income, but reduces income available for common shares.  The Treasury sold all of the Preferred Stock to private investors in a Dutch auction that was completed in July 2012.

The fair value of the Preferred Stock was estimated on the date of issuance by computing the present value of expected future cash flows using a risk-adjusted rate of return for similar securities of 12%.  The fair value of the Warrant was estimated on the date of grant using the Black-Scholes option pricing model assuming a risk-free interest rate of 4.30%, expected volatility of 35.53% and a dividend yield of 4.50%.

During the quarter ended September 30, 2012, the Company completed the repurchase from private investors of $7.1 million in par value, or approximately 22% of the outstanding shares, of the Preferred Stock in exchange for $6.6 million in cash, representing a 7.2% average discount from par value.  The repurchase resulted in a $364,000 benefit to income available to common shares.  Also during the quarter ended September 30, 2012, the Company completed the repurchase of the Warrant from the Treasury in exchange for $1.1 million in cash.  The combined impact of these transactions resulted in a $7.7 million reduction in total stockholders’ equity.  Following the Treasury’s auction of the Preferred Stock and the Company’s repurchase of the Warrant, the U.S. Treasury has no remaining equity stake in the Company.

The Preferred Stock pays cumulative dividends of 5% per year for the first five years and 9% per year thereafter.  The Company may, at its option, redeem the Preferred Stock at the liquidation preference plus accrued and unpaid dividends.